SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 7, 2005
                                                           ------------

                                   CharterMac
                                   ----------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


            1-13237                                    13-3949418
            -------                                    ----------
   (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 5.05.  Other Events
            ------------

On June 7, 2005, CharterMac revised its Code of Business Conduct and Ethics (the "Code") to, among other things, (i) clarify reporting procedures under the Code;
(ii) add a section that describes the Company's policies regarding receipt of gifts and other benefits; and (iii) update and expand provisions pertaining to certain subject matters previously addressed under the Code. A copy of the revised Code of Business Conduct and Ethics adopted on June 6, 2005 is attached hereto as Exhibit 14.1 and incorporated herein by reference.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

(a).    Financial Statements
        --------------------

        Not Applicable

(b).    Pro Forma Financial Information
        -------------------------------

        Not Applicable

(c).    Exhibits
        --------

        14.1 CharterMac Code of Business Conduct and Ethics.







                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CharterMac
                                            (Registrant)



                                            By:    /s/  Stuart J. Boesky
                                                   ---------------------
                                                   Stuart J. Boesky
                                                   Chief Executive Officer


        June 8, 2005